                                                                   EXHIBIT 10.25


       SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
       ----------------------------------------------------------------

     This Second Amendment to Second Amended and Restated Credit Agreement is made as of this 31st day of July, 1996 by and among:

     CABLE DESIGN TECHNOLOGIES CORPORATION, a Delaware corporation (the "Parent"); and

     CABLE DESIGN TECHNOLOGIES INC., a Washington corporation and wholly owned subsidiary of Parent (the "US Borrower"); and

     NORDX/CDT, INC., a corporation incorporated under the federal laws of Canada (the "CAN Borrower");

     The LENDERS and other financial institutions parties hereto (individually, a "Lender" and collectively, the "Lenders"); and

     THE FIRST NATIONAL BANK OF BOSTON, BANQUE PARIBAS, CHICAGO BRANCH, PARIBAS BANK OF CANADA, BANK OF AMERICA ILLINOIS AND BANK OF AMERICA CANADA, as Agents for the Lenders (in such capacity, the "Agents")

in consideration of the mutual covenants herein contained and the benefits to be derived herefrom.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, on February 5, 1996, the Parent, the US Borrower, the CAN Borrower, the Lenders and the Agents entered into a Second Amended and Restated Credit Agreement pursuant to which revolving credit and term loan facilities were established in favor of the US Borrower and the CAN Borrower as amended by a certain First Amendment to Second Amended and Restated Credit Agreement dated as of July 31, 1996 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement on the terms set forth herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

     2.  Section 13.18 of the Agreement is hereby amended to read as follows:

         (S)13.18. CAN Plans. (a) Cause, allow or permit any CAN Plan to be
                   ---------
         other than duly qualified and administered in all material respects in compliance with all applicable laws (including regulations, orders and directives) and the terms of the CAN Plan and any agreements relating thereto, (b) cause, allow or permit
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         any CAN Plan to have any material unfunded liability or contribution due and not paid which does or is capable of giving rise to any trust or Lien, (c) fail to ensure that all amounts required to be paid by it under or in connection with any CAN Plan are paid when due and, notwithstanding the foregoing, that written notice is provided to the CAN Collateral Agent of any amount due and unpaid under or in connection with any CAN Plan, (d) cause, allow or permit any liability upon it or Lien on any of its Property to arise in respect of any CAN Plan, (e) cause, allow or permit any Termination Event to occur in respect of any CAN Plan which could reasonably be expected to have a Material Adverse Effect on the Parent and its Subsidiaries, (f) make any payments in respect of any CAN Plan in excess of any minimum amounts required to be made by law and the terms of the CAN Plan, (g) after the Closing Date, except as contemplated under the Bigfoot Acquisition Agreement, amend or create any CAN Plan, if the result thereof is to increase the payment obligations in respect of any CAN Plan or the amounts of any solvency deficiencies or liabilities on wind up (in whole or in part) of any CAN Plan which could reasonably be expected to have a Material Adverse Effect on the Parent and its Subsidiaries, (h) maintain any new trust accounts for payments or contributions in respect of any CAN Plan other than those opened initially in connection with the CAN Plans in substitution for existing trust accounts or as required in connection with any new or amended CAN Plan, and (i) fail to ensure that all contributions in respect of any CAN Plan are actually paid to the trustee under such CAN Plan prior to the date when due except to the extent no Material Adverse Effect would result. The CAN Borrower hereby irrevocably directs the trustee under the CAN Plans to apply an appropriate amount of any current credits then existing to reduce and eliminate (to the extent of available surpluses under the CAN Plans) any CAN Plan contributions or payments not made by the Parent or its Subsidiaries when due.

     3.  Section 15.19 of the Agreement is hereby amended to read as follows:

         (S)15.19. CAN Plans. (a) All CAN Plans, which will be maintained by the
                   ---------
         Parent or its Subsidiaries, are consistent with those maintained by the seller under the Bigfoot Purchase Agreement, with such changes negotiated by the CAN Borrower; (b) no CAN Plan which is a registered pension plan has been terminated (in whole or in part) nor have any proceedings been instituted or threatened to terminate (in whole or in part) any such CAN Plan; (c) neither the Parent nor any

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         of its Subsidiaries has ceased to participate (in whole or in part) as a participating employer in any CAN Plan which is a registered pension plan; (d) except as disclosed in EXHIBIT 15.19, neither the Parent nor any of its Subsidiaries has any material unfunded liability (including contingent unfunded liability) on wind up (in whole or in part) to any CAN Plan which is a registered pension plan or any solvency deficiency in any such CAN Plan; (e) except as disclosed in EXHIBIT 15.19, neither the Parent nor any of its Subsidiaries has any material liability in respect of any CAN Plan other than for required insurance premiums or contributions or remittances which have been paid, contributed and remitted when due; (f) all contributions have been made to the CAN Plans as required by law or the terms thereof to be made when due and neither the Parent nor any of its Subsidiaries is in arrears in the payment of any contribution, payment, remittance or assessment or in default in filing any reports, returns, statements and similar documents in respect of the CAN Plans required to be made or paid pursuant to any CAN Plan, any law, act, regulation, directive or order or any employment, union, pension, deferred profit sharing, benefit, bonus or other similar agreement or arrangement, except to the extent no Material Adverse Effect would result; (g) neither the Parent nor any of its Subsidiaries is liable or, to the best of its knowledge, alleged to be liable, to any employee or former employee, director or former director, officer or former officer resulting from any violation or alleged violation of any CAN Plan which is a registered pension plan, any fiduciary duty, any law or agreement in relation to any such CAN Plan and, except as disclosed in EXHIBIT 15.19, does not have any unfunded pension or like obligations or solvency deficiency (including any past service or experience deficiency funding liabilities), other than accrued obligations not yet due, for which it has made full provision in its books and records; (h) without limiting the foregoing, all of the CAN Plans are, and have been since their inception, administered in all material respects in accordance with their terms and all applicable laws and are duly registered where required by, and are in compliance and good standing in all material respects under, all applicable laws, acts, statutes, regulations, orders, directives and agreements, including, without limitation, the Income Tax Act of
                                                        --------------
         Canada, and the Pension Benefits Act of Ontario, any successor
                         --------------------
         legislation thereto, and other applicable laws of any jurisdiction, and
         (i) except for claims for benefit payments in the normal course, there are no outstanding or pending or threatened investigations, claims, suits or proceedings in respect

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         of any CAN Plans (including to assert rights or claims to benefit payment other than in the normal course or that could give rise to any material liability).

     4.  The Lenders hereby waive any Events of Default under Sections 13.18 and
15.19 of the Credit Agreement as a result of the CAN Borrower's failure to pay approximately CD $970,000.00 in monthly contributions in connection with the CAN Plans.

     5. Except as provided herein, all terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

                                                CABLE DESIGN TECHNOLOGIES
                                                CORPORATION


                                                By:      /s/Kenneth O. Hale
                                                         ----------------------

                                                Name:    Kenneth O. Hale

                                                Title:   Vice President


                                                CABLE DESIGN TECHNOLOGIES INC.


                                                By:      /s/Kenneth O. Hale
                                                         ----------------------

                                                Name:    Kenneth O. Hale

                                                Title:   Vice President


                                                NORDX/CDT, INC.

                                                By:      /s/Kenneth O. Hale
                                                         ----------------------

                                                Name:    Kenneth O. Hale

                                                Title:   Vice President

                                                THE FIRST NATIONAL BANK OF
                                                BOSTON, AS AGENT AND US LENDER


                                                By:  /s/Maura Wadlinger
                                                    --------------------------

                                                Name: Maura Wadlinger

                                                Title: Vice President


                                                BANQUE PARIBAS, CHICAGO BRANCH,
                                                AS AGENT AND US LENDER


                                                By:      /s/Mark A. Radzik
                                                       ---------------------

                                                Name:       Mark A. Radzik

                                                Title:      Vice President


                                                PARIBAS BANK OF CANADA, AS
                                                AGENT AND CAN LENDER


                                                By:      /s/Michael Gosselin
                                                       -----------------------

                                                Name:       Michael Gesselin

                                                Title:      Vice President


                                                BANK OF AMERICA ILLINOIS, AS
                                                AGENT AND US LENDER


                                                By:      /s/Sandra S. Ober
                                                        ---------------------

                                                Name:       Sandra S. Ober

                                                Title:      Vice President


                                                BANK OF AMERICA CANADA, AS
                                                AGENT AND CAN LENDER

                                                By:      /s/Stephen Baker
                                                        --------------------

                                                Name:       Stephen Baker

                                                Title:      Vice President

                                                FLEET NATIONAL BANK, AS US
                                                LENDER


                                                By:      /s/Mark A. Siegel
                                                        ---------------------

                                                Name:    Mark A. Siegel

                                                Title:   Assist. Vice President


                                                GIRO-CREDIT BANK, AS US LENDER


                                                By:  /s/Timothy Dailender
                                                    ---------------------
                                                     /s/John Redding
                                                    ---------------------

                                                Name: Timonthy Dailender/
                                                      John Redding

                                                Title: Asst. Vice President
                                                       Vice President


                                                BANK OF NOVA SCOTIA, AS CAN
                                                LENDER


                                                By: /s/F. Carone
                                                   -------------

                                                Name: F. Carone

                                                Title: Account Manager


                                                HARRIS TRUST AND SAVINGS BANK,
                                                AS US LENDER


                                                By:  /s/John M. Dillon
                                                    ------------------

                                                Name: John M. Dillon

                                                Title: Vice President


                                                BANK OF MONTREAL, AS CAN LENDER


                                                By: /s/Lester Fernandes
                                                   --------------------

                                                Name: Lester Fernandes

                                                Title: Managing Director

                                                LaSALLE NATIONAL BANK, AS US
                                                LENDER


                                                By: __________________________

                                                Name: ________________________

                                                Title: _______________________


                                                ABN-AMRO BANK OF CANADA, AS
                                                CAN LENDER


                                                By: /s/R. Dupuis
                                                   -------------
                                                    /s/B. Marchand
                                                   ---------------

                                                Name: R. Dupuis
                                                      B. Marchand

                                                Title: Vice President
                                                       Assistant Vice President


                                                MELLON BANK, N.A., AS US LENDER


                                                By:  /s/Mark Latterner
                                                    ------------------

                                                Name: Mark Latterner

                                                Title: Assistant Vice President


                                                MELLON BANK (CANADA), AS CAN
                                                LENDER


                                                By:  /s/Joseph L. Cavanaugh
                                                     ----------------------

                                                Name:  Joseph L. Cavanaugh

                                                Title: Vice President


                                                NATIONAL BANK OF CANADA, AS US
                                                LENDER


                                                By: /s/Donald P. Haddad
                                                   --------------------

                                                Name: Donald P. Haddad

                                                Title: Vice President Manager

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                                                NATIONAL BANK OF CANADA, AS
                                                CAN LENDER


                                                By: /s/William Goseland
                                                   --------------------

                                                Name: William Goseland

                                                Title: Manager


174733.2

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